UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2007

Date of reporting period: September 1, 2006— February 28, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Income Securities Fund

2|28|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
High Income
Securities Fund

2| 28| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	25
Financial statements	26
Shareholder meeting results	54

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

From our present vantage point, it has become apparent that certain sectors of the U.S. economy have slowed somewhat, although the global economy continues to demonstrate healthy growth. In recent weeks, financial markets have reflected increased uncertainty about the effects of the housing market decline and tighter credit standards by mortgage lenders on the U.S. economy. However, we believe that the U.S. economy is flexible enough to adapt to these challenges, just as it has adapted to other challenges that have arisen in the course of the recent economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is a founding partner of and advisor to the Boston Options Exchange; a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended February 28, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam High Income Securities Fund: opportunities
from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to be less than investment-grade status (rated below Baa), which means their issuing companies are considered more likely to default on their loans than more creditworthy counterparts. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk. That is why extensive research based on credit analysis is vital to identifying better high-yield issuers with a lower risk of default.

What sets convertible securities apart is a unique built-in option that allows the investor to exchange — or convert — the bond for a fixed number of shares of stock of the issuer. Convertible securities pay interest like most bonds, and the amount does not change as the underlying stock’s price increases or decreases. Issuers range from large, well-known S&P 500 corporations to small, rapidly growing companies to those in cyclically depressed industries such as airlines, autos, and utilities.

Building a portfolio of high-yield bonds and convertible securities with the appropriate balance of risk and return potential requires intensive research and analysis. In the case of Putnam High Income Securities Fund, Putnam’s global equity and credit research analysts conduct rigorous research to determine the true worth of the issuing company’s business. The fund’s portfolio team then constructs a portfolio that it believes offers the best return potential without undue risk.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

The “busted” convertible

One kind of security in which your fund may invest is the “busted” convertible. “Busted” refers to a security whose underlying stock price has fallen significantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company’s eventual turnaround despite present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund manager could buy the security at a steep discount. The goal is to sell it at a higher premium once the situation is corrected and the price of the security recovers.

Putnam High Income Securities Fund has held convertible
securities from a variety of sectors and industries.

Putnam High Income Securities Fund seeks high current income and, as a secondary objective, capital appreciation by investing in a portfolio of high-yielding convertible and nonconvertible securities.

Highlights

• For the six months ended February 28, 2007, Putnam High Income Securities Fund had a total return of 9.76% at net asset value (NAV) and 13.16% at market price.

• The fund’s primary benchmark, the Merrill Lynch All-Convertibles Speculative Quality Index, returned 10.82% . The fund’s secondary benchmark, the JPMorgan Developed High Yield Index, returned 8.47% .

• The average return for the fund’s Lipper category, Convertible Securities Funds (closed-end), was 8.42% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price usually differs from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment manager, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Putnam High Income Securities Fund (NYSE ticker: PCF), total return for periods ended 2/28/07
Since the fund’s inception (7/9/87), average annual return is 10.37% at NAV and 9.53% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	8.76%	7.29%	131.68%	102.18%

5 years	14.03	11.15	92.81	69.63

3 years	10.48	10.27	34.84	34.08

1 year	14.75	17.24	14.75	17.24

6 months	—	—	9.76	13.16

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

Your fund delivered strong returns during the six months ended February 28, 2007. An advancing equity market over most of the period provided a favorable backdrop for both high-yield convertibles and bonds, since these securities tend to be influenced more by fundamentals supportive of common stocks and less by interest-rate trends. Solid overall security selection and a continuing emphasis on prudent risk management enabled your fund to deliver stronger results than both its secondary, high-yield bond benchmark and the average for its Lipper peer group. However, due to the strong performance of certain types of convertible securities that are represented in the fund’s primary benchmark but not generally included in the fund’s portfolio, the fund’s results at NAV lagged those of the primary benchmark.

Market overview

Both high-yield convertibles and high-yield bonds rallied during the semiannual period, reflecting the positive influences of continuing economic growth, a stream of positive earnings reports, historically low default rates, and signs that inflation may be in check. Higher-risk assets in general benefited from the Federal Reserve’s (the Fed’s) decision in August 2006 to hold the federal funds rate — a key benchmark for overnight loans between banks — steady at 5.25% .

Prior to the Fed’s policy change, equity and high-yield securities markets had suffered from rising interest rates and concern about the potential for income-eroding inflation that these increases signaled. Once investors concluded that the hoped-for “soft landing” the Fed was trying to engineer appeared likely, market sentiment turned positive and equity and high-yield markets rallied. (A soft landing occurs when economic growth slows to less than inflationary levels but is still strong enough to sustain job creation and corporate profits.) This rally lasted until the final days of the period when an equity market sell-off in China sparked a chain reaction across all higher-risk asset classes, including high-yield bonds.

Despite this downturn, high-yield convertibles and bonds ended the period with healthy returns.

The uptrend in the stock market created a supportive environment in the convertibles market for much of the period. This environment was especially favorable for speculative convertibles that are associated with the volatile stocks of relatively weak companies. These convertibles fall outside the realm of the fund’s normal investment universe, although they do make up a substantial portion of its primary benchmark, the Merrill Lynch All-Convertibles Speculative Quality Index, and their strength during the period accounts for the fund’s underperformance of the index.

Strategy overview

Your fund invests mainly in a combination of convertible securities and high-yield corporate bonds, relying on our in-depth analysis of individual securities to help us identify what we consider to be the most attractive opportunities. In the convertibles market, we prefer to invest in securities with relatively short maturities. If problems develop with a company’s capital structure — as when a firm takes on too much debt when its business is slowing — then debt with shorter maturities, including convertibles, will often be retired first as the company restructures its balance sheet. Therefore, keeping the focus on shorter-maturity convertibles may provide the fund with an added layer of security.

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 2/28/07.

Bonds

Merrill Lynch All-Convertibles Speculative Quality Index (high-yield U.S. convertible securities)	10.82%

JPMorgan Developed High Yield Index (high-yield corporate bonds)	8.47%

Lehman Aggregate Bond Index (broad bond market)	3.66%

Lehman Global Aggregate Bond Index (international bonds)	3.12%

Equities

S&P 500 Index (broad stock market)	8.93%

Russell 2000 Index (small-company stocks)	10.76%

MSCI EAFE Index (international stocks)	12.17%

On the high-yield bond side of the portfolio, we continued to favor the middle-quality tiers of the market while trimming exposure to higher-risk securities as opportunities arose. While we expect this strategy to prove rewarding over the long term, it detracted from results during the period, as lower-rated bonds outperformed.

Against the backdrop of positive fundamental and supply-and-demand factors, high-yield bond spreads — the yield advantage offered by high-yield bonds over comparable Treasuries — remained at historically low levels, meaning investors were not being compensated for taking on the additional risk carried by lower-quality bonds. For this reason, and in light of the potential for a slowdown in economic growth, we endeavored to reduce the overall risk profile of the fund’s high-yield holdings.

Your fund’s holdings

Among the fund’s convertible holdings, the top contributor to results during the period was a sizable out-of-benchmark position in Pinnacle Airlines, a regional carrier that provides service primarily for Northwest Airlines. In December, Pinnacle renewed its contract with Northwest and negotiated terms that were better than many observers were expecting. The new contract effectively

Portfolio composition comparison*

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

* Excludes short-term investments held as collateral for loaned securities.

† Amount represents less than 0.1% .

guaranteed that Pinnacle would continue to play a major role as a feeder airline for Northwest. As a result, the price of Pinnacle’s stock appreciated dramatically toward the end of 2006, driving up the price of the firm’s convertibles accordingly. Because the convertible had a high yield when initially purchased by the fund, the total return on the fund’s position — yield plus price appreciation — was outstanding. In many respects, the fund’s investment in Pinnacle provides an ideal example of what is possible when an equity-sensitive, high-yield convertible reflects developments that are highly favorable for its issuer’s business prospects. Given the strong advance in the convertible’s price, we took profits and sold the position prior to the end of the period.

Other notable contributors to performance during the period were real estate investment trust Simon Property Group, electric utility Entergy Corporation, and property and casualty insurer Alleghany Corporation. Simon Property benefited from a favorable operating environment; many of its retail tenants posted strong sales results, which translated into higher minimum rents for the mall developer and operator. Entergy, meanwhile, enjoyed improved earnings thanks to higher nuclear and fossil-fuel wholesale prices, and fewer plant outages. Lastly, Alleghany was helped by better-than-expected earnings

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 2/28/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Security information	Sector

Convertible securities

Northrop Grumman Corp. (2.3%)	Ser. B, $7.00 cum. cv. pfd.	Capital goods

General Motors Corp. (1.7%)	Ser. A, $1.125 cv. pfd.	Consumer cyclicals

Schering-Plough Corp. (1.5%)	$3.00 cv. pfd.	Health care

Nash Finch Co. (1.3%)	Cv. sr. sub. notes stepped-coupon	Consumer staples
1.631% (zero %, 3/15/13) 2035

Crown Castle International Corp. (1.3%)	$3.125 cum. cv. pfd.	Communications services

Corporate bonds and notes

General Motors Corp. (0.4%)	Notes 7.2%, 2011	Consumer cyclicals

NRG Energy, Inc. (0.4%)	Sr. notes 7.375%, 2016	Utilities and power

CCH I, LLC/Capital Corp. (0.4%)	Sec. notes 11%, 2015	Consumer staples

HCA, Inc. (0.3%)	144A sec. notes 9.25%, 2016	Health care

Baldor Electric Co. (0.3%)	Company guaranty 8.625%, 2017	Capital goods

during its most recent fiscal quarter (many analysts were forecasting a quarterly loss), and strong underwriting performance within all of the company’s insurance subsidiaries.

Compared to the fund’s primary benchmark, the fund’s underweight positions in General Motors and Ford were the principal detractors from relative performance during the period. Under most circumstances, we believe that holding the concentrated positions in these securities that would be necessary to match their representation in the benchmark would not be appropriate under the fund’s investment strategy.

The fund continued to benefit from exposure to high-yield securities in the energy sector, where business fundamentals remained strong due to relatively high global demand. In fact, the overall top contributor among the fund’s high-yield holdings was XCL, an oil and natural gas exploration and production company. XCL’s securities rose significantly on news reports of potential acquirers bidding for the company. In addition, positive fundamentals drove up the value of bonds issued by natural gas companies El Paso Corp. and the Williams Companies, Inc. El Paso owns North America’s largest natural gas pipeline system and is one of the biggest independent natural gas producers on the continent. Williams is also in the business of natural gas exploration, production, processing, and transportation. Natural gas demand from both electrical power-generation companies and individual consumers has continued to grow.

Our avoidance of distressed bonds (bonds rated CCC and below) was the primary detractor from high-yield bond results during the period. The lowest-rated securities rallied amid strong demand for yield and a willingness among investors to take on additional risk. Bonds issued by companies in the midst of bankruptcy proceedings, including electric utility Calpine, airline giants Delta and Northwest, and automotive component maker Delphi, were among the strongest performers during the period, but the fund did not benefit from their strength because it didn’t own them. However, we continue to believe that over the long term, limiting the fund’s exposure to distressed bonds is one of the best ways to provide investors with relatively stable returns.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

In light of the exceptionally robust total return generated by the fund’s convertible holdings during the period, we believe the strength of recent convertible performance may not be sustainable. Broader trends in convertible prices are influenced primarily by two key factors: credit spreads, or the difference in yield between higher- and lower-quality bonds, and the direction of the broad equity market. While we remain generally optimistic about the prospects for equity performance, credit spreads have tightened dramatically. This limits the price appreciation potential of high-yielding, lower-quality bonds in comparison to U.S. Treasury securities. Given this combination of circumstances, we believe that during the balance of the fund’s 2007 fiscal year, returns from the fund’s convertible holdings will be driven by yield rather than capital appreciation potential.

As we progress through the second half of fiscal 2007, our strategy in the convertibles market will be to maintain our focus on high-yielding issues that are more sensitive to movements in the underlying common stock. We will continue our efforts to avoid companies that exhibit significant credit risk. After a period of sustained economic expansion such as we have recently seen in the United States, companies that carry substantial credit risk are often in extremely poor financial condition.

In the high-yield bond market, while the business fundamentals of many issuers are solid, our approach to risk management calls for avoiding the lowest-quality segments of the market. As noted above, high-yield spreads relative to Treasuries are tight based on historical averages, indicating that high-yield bonds are selling at relatively high valuations. Ordinarily, this would be of significant concern. However, defaults remain at low levels and show no sign of spiking. Therefore, we find valuations to be reasonable, as long as the default rate does not increase. Nevertheless, as with the fund’s high-yield convertible holdings, over the near term we believe returns from high-yield bonds will be driven primarily by yield rather than price appreciation potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended February 28, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance
Total return for periods ended 2/28/07

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	10.37%	9.53%

10 years	131.68	102.18
Annual average	8.76	7.29

5 years	92.81	69.63
Annual average	14.03	11.15

3 years	34.84	34.08
Annual average	10.48	10.27

1 year	14.75	17.24

6 months	9.76	13.16

Performance assumes reinvestment of distributions and does not account for taxes.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/07

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	10.36%	9.58%

10 years	136.21	109.08
Annual average	8.98	7.65

5 years	88.20	72.14
Annual average	13.48	11.47

3 years	35.36	36.06
Annual average	10.62	10.81

1 year	14.41	18.55

6 months	9.19	12.41

Comparative index returns
For periods ended 2/28/07

			Lipper
	Merrill Lynch	JPMorgan	Convertible
	All-Convertibles	Developed	Securities Funds
	Speculative	High Yield	(closed-end)
	Quality Index	Index	category average‡

Annual average
Life of fund (since 7/9/87)	—*	—†	9.53%

10 years	149.11%	92.79%	100.96
Annual average	9.56	6.78	7.20

5 years	84.95	70.25	48.35
Annual average	13.09	11.23	8.06

3 years	30.28	28.37	29.42
Annual average	9.22	8.68	8.95

1 year	15.87	12.08	12.03

6 months	10.82	8.47	8.42

Index and Lipper results should be compared to fund performance at net asset value.

* The Merrill Lynch All-Convertibles Speculative Quality Index began operations on 12/31/92.

† The JPMorgan Developed High Yield Index began operations on 12/31/94.

‡ Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 2/28/07, there were 10, 10, 10, 5, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information
For the six-month period ended 2/28/07

Distributions*

Number	6

Income	$0.2754

Capital gains	—

Total	$0.2754

Share value:	NAV	Market price

8/31/06	$8.82	$7.87

2/28/07	9.37	8.62

Current yield (end of period)

Current dividend rate[1]	5.88%	6.39%

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. David King and Robert Salvin are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007, and February 28, 2006.

Trustee and Putnam employee fund ownership

As of February 28, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$809,000	$101,000,000

Putnam employees	$ 27,000	$459,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $70,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Group Chief Investment Officers of the fund’s broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam New Value Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Robert Salvin is also a Portfolio Member of Putnam Convertible Income-Growth Trust, Putnam High Yield Advantage Fund, and Putnam High Yield Trust.

David King and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

Your fund’s Portfolio Leaders did not change during the year ended February 28, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007, and February 28, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 2/28/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 33rd percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. (A “breakpoint” is a reduction in fee rates that applies to additional assets once specified asset levels are reached.) The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

75th	23rd	15th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 11, 8, and 6 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Convertible Securities Funds (closed-end) category for the one-, five- and ten-year periods ended March 31, 2007, were 10%, 17%, and 17%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 1st out of 10, 1st out of 5, and 1st out of 5 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management and sub-management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8-9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund (and, in the case of your fund, a new sub-management contract) proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8-9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund (and, in the case of your fund, the new sub-management contract) and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. They noted, in the case of your fund, that the terms of the proposed new sub-management contract were identical to the current sub-management contract, except for the effective date. In considering the approval of the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management (and, in the case of your fund, sub-management) contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts (and, in the case of your fund, the new sub-management contract) and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the common shares outstanding as of October 7, 2005.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 2/28/07 (Unaudited)

CONVERTIBLE PREFERRED STOCKS (40.0%)*
	Shares	Value

Banking (2.6%)
Marshall & Ilsley Corp. $1.625 cv. pfd.	58,500	$1,563,705
Sovereign Capital Trust IV $2.188 cv. pfd.	46,000	2,294,250
Washington Mutual Capital Trust I $2.688 cum. cv. pfd.	29,200	1,612,716
		5,470,671

Basic Materials (3.6%)
Bunge, Ltd. 4.875% cv. pfd.	10,775	1,210,804
Freeport-McMoRan Copper & Gold, Inc. 5.50% cv. pfd.	1,900	2,568,563
Huntsman Corp. $2.50 cv. pfd.	25,500	1,115,625
Smurfit-Stone Container Corp. Ser. A, $1.75 cum. cv. pfd. (S)	101,920	2,484,300
		7,379,292

Capital Goods (4.2%)
Allied Waste Industries Ser. D, 6.25% cv. pfd.	4,060	1,380,400
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	33,465	4,597,254
Owens-Illinois, Inc. $2.375 cv. pfd.	63,770	2,423,260
		8,400,914

Communication Services (2.1%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd. (S)	35,300	1,623,800
Crown Castle International Corp. $3.125 cum. cv. pfd.	46,095	2,627,415
		4,251,215

Consumer Cyclicals (5.4%)
Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	24,100	1,018,225
Ford Motor Co. Capital Trust II $3.25 cum. cv. pfd.	66,700	2,467,900
General Motors Corp. Ser. A, $1.125 cv. pfd.	141,300	3,479,513
Retail Ventures, Inc. $3.312 cv. pfd.	12,720	876,090
Six Flags, Inc. $1.813 cum. cv. pfd.	63,200	1,485,200
United Rentals Trust I $3.25 cv. pfd.	32,103	1,573,047
		10,899,975

Consumer Staples (2.1%)
Newell Financial Trust I $2.625 cum. cv. pfd.	35,400	1,681,500
Rite Aid Corp. $1.375 cum. cv. pfd.	36,400	1,116,024
Universal Corp. 6.75% cv. pfd.	1,070	1,377,759
		4,175,283

Energy (2.1%)
Chesapeake Energy Corp. 6.25% cv. pfd.	8,620	2,239,045
Edge Petroleum Corp. Ser. A, $2.875 cum. cv. pfd.	20,650	1,073,800
Hanover Compressor Capital Trust $3.625 cum. cv. pfd.	13,715	872,617
		4,185,462

CONVERTIBLE PREFERRED STOCKS (40.0%)* continued
	Shares	Value

Financial (1.0%)
Fannie Mae Ser. 04-1, 5.375% cv. pfd.	20	$2,027,408

Health Care (1.5%)
Schering-Plough Corp. $3.00 cv. pfd.	55,300	3,076,063

Insurance (2.5%)
Alleghany Corp. 5.75% cv. pfd.	3,800	1,378,450
Aspen Insurance Holdings, Ltd. $2.813 cv. pfd. (Bermuda)	20,000	1,102,500
Conseco, Inc. $1.375 cum. cv. pfd.	58,300	1,450,213
Platinum Underwriters Holdings, Ltd. Ser. A, 6.00% cv. pfd. (Bermuda)	34,500	1,060,875
		4,992,038

Investment Banking/Brokerage (3.1%)
Affiliated Managers Group, Inc. 144A $2.55 cv. pfd.	21,500	1,190,563
E*Trade Financial Corp. $1.531 cum. cv. pfd.	55,500	1,658,063
Lehman Brothers Holdings, Inc. $1.563 cv. pfd.	80,190	2,185,178
Merrill Lynch & Co., Inc. Ser. JNC, 6.75% cv. pfd.	30,260	1,269,710
		6,303,514

Real Estate (3.6%)
Entertainment Properties Trust Ser. C, $1.437 cum. cv. pfd. (R)	37,230	1,001,115
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. (R)	99,200	2,492,400
Nationwide Health Properties, Inc. 7.75% cv. pfd. (R)	16,100	2,398,900
Simon Property Group LP $3.00 cv. pfd. (R)	15,100	1,366,550
		7,258,965

Technology (1.1%)
Lucent Technologies Capital Trust I 7.75% cum. cv. pfd.	2,100	2,170,088

Utilities & Power (5.1%)
AES Trust III $3.375 cv. pfd.	33,400	1,624,075
El Paso Corp. 144A 4.99% cv. pfd.	1,300	1,650,675
El Paso Energy Capital Trust I $2.375 cv. pfd.	38,950	1,519,050
Entergy Corp. $3.813 cv. pfd.	40,900	2,520,463
NRG Energy, Inc. 5.75% cv. pfd.	4,100	1,245,888
Southern Union Co. $2.50 cv. pfd.	30,700	1,703,850
		10,264,001

Total convertible preferred stocks (cost $72,535,406)		$80,854,889

CORPORATE BONDS AND NOTES (39.8%)*
	Principal amount	Value

Basic Materials (4.5%)
Abitibi-Consolidated, Inc. debs. 8.85s, 2030 (Canada)	$60,000	$55,200
Abitibi-Consolidated, Inc. notes 7 3/4s, 2011 (Canada)	130,000	127,400
Abitibi-Consolidated, Inc. notes 6s, 2013 (Canada)	122,000	107,360
AK Steel Corp. company guaranty 7 3/4s, 2012	345,000	349,313
Aleris International, Inc. 144A sr. notes 9s, 2014	160,000	169,600

CORPORATE BONDS AND NOTES (39.8%)* continued
		Principal amount	Value

Basic Materials continued
Aleris International, Inc. 144A sr. sub. notes 10s, 2016		$180,000	$189,900
ARCO Chemical Co. debs. 10 1/4s, 2010		220,000	244,200
BCP Crystal US Holdings Corp. sr. sub. notes 9 5/8s, 2014		105,000	116,681
Builders FirstSource, Inc. company guaranty FRN 9.61s, 2012		115,000	117,300
Century Aluminum Co. company guaranty 7 1/2s, 2014		80,000	81,800
Chaparral Steel Co. company guaranty 10s, 2013		460,000	514,050
Chesapeake Corp. sr. sub. notes 7s, 2014	EUR	120,000	153,747
Clondalkin Industries BV 144A sr. notes 8s,
2014 (Netherlands)	EUR	245,000	345,178
Cognis Holding GmbH & Co. 144A sr. notes 12.876s,
2015 (Germany) ‡‡	EUR	218,706	301,261
Covalence Specialty Materials Corp. 144A sr. sub. notes
10 1/4s, 2016		$405,000	385,763
Crystal US Holdings, LLC sr. disc. notes stepped-coupon
Ser. A, zero % (10s, 10/1/09), 2014 ††		520,000	455,000
Domtar, Inc. notes 7 1/8s, 2015 (Canada)		15,000	15,056
Domtar, Inc. notes 5 3/8s, 2013 (Canada)		300,000	277,500
Georgia-Pacific Corp. debs. 9 1/2s, 2011		370,000	413,475
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		40,000	42,600
Hercules, Inc. company guaranty 6 3/4s, 2029		205,000	205,000
Huntsman, LLC company guaranty 11 5/8s, 2010		2,000	2,170
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		119,000	121,380
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		150,000	149,250
JSG Holding PLC 144A sr. notes 11 1/2s, 2015 (Ireland) ‡‡	EUR	124,931	176,014
Lyondell Chemical Co. company guaranty 8 1/4s, 2016		$95,000	102,125
Lyondell Chemical Co. company guaranty 8s, 2014		155,000	163,138
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		255,000	270,619
Metals USA, Inc. sec. notes 11 1/8s, 2015		340,000	377,400
Momentive Performance Materials, Inc. 144A sr. notes
9 3/4s, 2014		345,000	361,388
Nalco Co. sr. sub. notes 8 7/8s, 2013		265,000	282,225
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015 (Luxembourg)		265,000	279,575
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015 (Luxembourg)	EUR	50,000	73,024
NewPage Corp. company guaranty 10s, 2012		$220,000	239,800
Newpage Holding Corp. sr. notes FRN 12.389s, 2013 ‡‡		85,000	85,850
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		290,000	295,800
Novelis, Inc. company guaranty 7 1/4s, 2015 (acquired
various dates from 8/10/05 to 2/5/07, cost $162,988) ‡		160,000	166,400
PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)		48,980	50,327
PQ Corp. company guaranty 7 1/2s, 2013		230,000	231,725
Rockwood Specialties Group, Inc. company guaranty
7 5/8s, 2014	EUR	245,000	343,881
Stone Container Corp. sr. notes 9 3/4s, 2011		$285,000	295,331
Stone Container Corp. sr. notes 8 3/8s, 2012		40,000	40,800
Tube City IMS Corp. 144A sr. sub. notes 9 3/4s, 2015		160,000	168,000
Ucar Finance, Inc. company guaranty 10 1/4s, 2012		29,000	30,523

CORPORATE BONDS AND NOTES (39.8%)* continued
		Principal amount	Value

Basic Materials continued
Wheeling-Pittsburgh Steel Corp. sr. notes Ser. A, 5s, 2011 ‡‡		$23,486	$18,260
Wheeling-Pittsburgh Steel Corp. sr. notes Ser. B, 6s, 2010 ‡‡		13,329	10,363
			9,002,752

Capital Goods (3.6%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		230,000	230,000
Allied Waste North America, Inc. company guaranty
6 7/8s, 2017		295,000	292,788
Allied Waste North America, Inc. company guaranty Ser. B,
8 1/2s, 2008		233,000	244,941
Allied Waste North America, Inc. sec. notes Ser. B,
5 3/4s, 2011		30,000	29,288
American Railcar Industries, Inc. 144A sr. unsec. notes
7 1/2s, 2014		40,000	40,700
Amsted Industries, Inc. 144A sr. notes 10 1/4s, 2011		475,000	508,844
Baldor Electric Co. company guaranty 8 5/8s, 2017		565,000	593,250
Blount, Inc. sr. sub. notes 8 7/8s, 2012		150,000	156,375
Bombardier, Inc. 144A sr. notes 8s, 2014 (Canada)		75,000	78,375
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		140,000	140,175
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		335,000	345,888
Crown Euro Holdings SA company guaranty 6 1/4s,
2011 (France)	EUR	155,000	211,816
Graham Packaging Co., Inc. sub. notes 9 7/8s, 2014		$140,000	144,200
Greenbrier Cos., Inc. company guaranty 8 3/8s, 2015		325,000	329,875
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		125,000	124,063
K&F Acquisitions, Inc. company guaranty 7 3/4s, 2014		335,000	345,888
L-3 Communications Corp. company guaranty 7 5/8s, 2012		100,000	103,750
L-3 Communications Corp. company guaranty 6 1/8s, 2013		120,000	118,500
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		75,000	73,125
L-3 Communications Corp. sr. sub. notes Class B,
6 3/8s, 2015		215,000	213,925
Legrand SA debs. 8 1/2s, 2025 (France)		425,000	495,125
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		170,000	181,900
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		325,000	318,500
Owens-Brockway Glass Container, Inc. company guaranty
6 3/4s, 2014	EUR	230,000	313,547
Owens-Brockway Glass Container, Inc. sr. sec. notes
8 3/4s, 2012		$65,000	68,250
Owens-Illinois, Inc. debs. 7 1/2s, 2010		55,000	56,375
Ray Acquisition SCA 144A sec. notes 9 3/8s, 2015 (France)	EUR	180,000	271,935
RBS Global, Inc. / Rexnord Corp. 144A company guaranty
9 1/2s, 2014		$355,000	374,525
RBS Global, Inc. / Rexnord Corp. 144A sr. notes 8 7/8s, 2016		40,000	40,800
Solo Cup Co. sr. sub. notes 8 1/2s, 2014		235,000	203,863
TD Funding Corp. 144A sr. sub. notes 7 3/4s, 2014		140,000	143,850
Tekni-Plex, Inc. 144A sec. notes 10 7/8s, 2012		320,000	358,400
Titan International, Inc. 144A sr. notes 8s, 2012		140,000	142,800
			7,295,636

CORPORATE BONDS AND NOTES (39.8%)* continued
	Principal amount	Value

Communication Services (3.9%)
American Cellular Corp. company guaranty 9 1/2s, 2009	$45,000	$44,550
American Cellular Corp. sr. notes Ser. B, 10s, 2011	320,000	340,400
Centennial Cellular Operating Co., LLC company guaranty
10 1/8s, 2013	90,000	97,313
Centennial Communications Corp. sr. notes 10s, 2013	145,000	156,600
Centennial Communications Corp. sr. notes FRN
11.11s, 2013	40,000	42,200
Citizens Communications Co. notes 9 1/4s, 2011	240,000	267,000
Cricket Communications, Inc. 144A sr. notes 9 3/8s, 2014	335,000	353,425
Digicel Group, Ltd. 144A sr. notes 8 7/8s, 2015 (Bermuda)	160,000	156,200
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)	165,000	175,725
Dobson Cellular Systems sec. notes 9 7/8s, 2012	160,000	174,000
Dobson Communications Corp. sr. notes FRN 9.61s, 2012	75,000	77,438
Idearc Inc. 144A sr. notes 8s, 2016	535,000	549,713
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)	100,000	103,750
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012 (United Kingdom) ††	280,000	262,500
Intelsat Bermuda, Ltd. 144A sr. notes 11 1/4s,
2016 (Bermuda)	385,000	436,013
Intelsat Bermuda, Ltd. 144A sr. unsec. FRN 8.872s,
2015 (Bermuda)	70,000	71,663
Intelsat Subsidiary Holding Co., Ltd.
sr. notes 8 1/2s, 2013 (Bermuda)	70,000	72,975
iPCS, Inc. sr. notes 11 1/2s, 2012	70,000	77,350
Level 3 Communications, Inc. sr. notes 11 1/2s, 2010	195,000	216,450
Level 3 Financing, Inc. company guaranty 12 1/4s, 2013	100,000	116,750
Level 3 Financing, Inc. 144A sr. notes 9 1/4s, 2014	200,000	205,250
Level 3 Financing, Inc. 144A sr. notes 8 3/4s, 2017	115,000	115,431
MetroPCS Wireless Inc. 144A sr. notes 9 1/4s, 2014	255,000	267,750
PanAmSat Corp. company guaranty 9s, 2014	335,000	361,800
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	450,000	466,313
Qwest Corp. debs. 7 1/4s, 2025	65,000	67,194
Qwest Corp. notes 8 7/8s, 2012	430,000	475,150
Qwest Corp. sr. notes 7 5/8s, 2015	150,000	160,125
Qwest Corp. sr. unsec. notes 7 1/2s, 2014	90,000	95,513
Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	330,000	338,663
Rural Cellular Corp. sr. notes 9 7/8s, 2010	150,000	158,625
Rural Cellular Corp. sr. sub. FRN 11.11s, 2012	50,000	52,000
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	70,000	71,838
Syniverse Technologies, Inc. sr. sub. notes Ser. B, 7 3/4s, 2013	345,000	346,725
Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014	325,000	348,563
Windstream Corp. company guaranty 8 5/8s, 2016	295,000	323,025
Windstream Corp. company guaranty 8 1/8s, 2013	155,000	167,206
		7,813,186

CORPORATE BONDS AND NOTES (39.8%)* continued
	Principal amount	Value

Consumer Cyclicals (7.6%)
American Axle & Manufacturing, Inc. company guaranty
7 7/8s, 2017	$160,000	$160,000
American Media, Inc. company guaranty 8 7/8s, 2011	75,000	68,250
American Media, Inc. company guaranty Ser. B, 10 1/4s, 2009	260,000	247,650
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014	105,000	107,231
Associated Materials, Inc. company guaranty 9 3/4s, 2012	350,000	365,750
Autonation, Inc. company guaranty 7s, 2014	40,000	40,550
Autonation, Inc. company guaranty FRN 7.374s, 2013	60,000	60,900
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	25,000	25,750
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	210,000	206,325
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	290,000	288,550
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	4,956	5,105
Dex Media West, LLC/Dex Media Finance Co. sr. notes
Ser. B, 8 1/2s, 2010	245,000	256,638
Dex Media, Inc. disc. notes stepped-coupon zero %
(9s, 11/15/08), 2013 ††	100,000	92,500
Dex Media, Inc. notes 8s, 2013	55,000	57,475
FelCor Lodging LP company guaranty 8 1/2s, 2008 (R)	100,000	107,375
Ford Motor Co. notes 7.45s, 2031	350,000	280,875
Ford Motor Credit Corp. bonds 7 3/8s, 2011	90,000	89,493
Ford Motor Credit Corp. notes 7 7/8s, 2010	545,000	554,388
Ford Motor Credit Corp. notes 7 3/8s, 2009	105,000	105,788
Ford Motor Credit Corp. sr. notes 9 7/8s, 2011	550,000	592,813
Ford Motor Credit Corp. 144A sr. unsec. notes 9 3/4s, 2010	179,000	191,788
General Motors Corp. debs. 9.4s, 2021	45,000	45,113
General Motors Corp. notes 7.2s, 2011	770,000	750,750
Goodyear Tire & Rubber Co. (The) notes 8 1/2s, 2007	60,000	60,000
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	405,000	439,931
Hanesbrands, Inc. 144A sr. notes FRN 8.735s, 2014	285,000	291,413
Harry & David Holdings, Inc. company guaranty FRN
10.36s, 2012	40,000	40,700
Harry & David Holdings, Inc. company guaranty 9s, 2013	115,000	117,588
Host Marriott LP sr. notes 7 1/8s, 2013 (R)	120,000	122,400
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	215,000	218,225
iPayment, Inc. company guaranty 9 3/4s, 2014	75,000	76,875
Jostens IH Corp. company guaranty 7 5/8s, 2012	500,000	512,500
K. Hovnanian Enterprises, Inc. company guaranty
8 7/8s, 2012	50,000	51,250
K. Hovnanian Enterprises, Inc. company guaranty
7 3/4s, 2013	50,000	49,875
KB Home sr. sub. notes 9 1/2s, 2011	2,000	2,065
Lamar Media Corp. company guaranty 7 1/4s, 2013	130,000	131,950
Lamar Media Corp. company guaranty Ser. B, 6 5/8s, 2015	80,000	78,800
Levi Strauss & Co. sr. notes 9 3/4s, 2015	253,000	278,300
Levi Strauss & Co. sr. notes 8 7/8s, 2016	145,000	156,238
Meritage Homes Corp. company guaranty 6 1/4s, 2015	60,000	56,400
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	95,000	101,769
MGM Mirage, Inc. company guaranty 6s, 2009	280,000	279,650
MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	1,995

CORPORATE BONDS AND NOTES (39.8%)* continued
	Principal amount	Value

Consumer Cyclicals continued
Michaels Stores, Inc. 144A sr. sub. notes 11 3/8s, 2016	$155,000	$168,175
Mirage Resorts, Inc. debs. 7 1/4s, 2017	25,000	24,875
Movie Gallery, Inc. sr. unsecd. notes 11s, 2012	70,000	62,650
Neiman-Marcus Group, Inc. company guaranty 9s, 2015	450,000	495,000
NTK Holdings, Inc. sr. disc. notes zero %, 2014	260,000	204,100
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	100,000	104,000
Park Place Entertainment Corp. sr. sub. notes 7 7/8s, 2010	278,000	293,290
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	340,000	350,200
PRIMEDIA, Inc. company guaranty 8 7/8s, 2011	70,000	71,925
PRIMEDIA, Inc. sr. notes 8s, 2013	260,000	267,150
R.H. Donnelley Corp. sr. disc. notes Ser. A-1, 6 7/8s, 2013	20,000	19,500
R.H. Donnelley Corp. sr. disc. notes Ser. A-2, 6 7/8s, 2013	145,000	141,375
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	85,000	82,875
R.H. Donnelley Corp. sr. notes Ser. A-3, 8 7/8s, 2016	160,000	170,800
Reader’s Digest Association, Inc. (The) 144A sr. sub. notes
9s, 2017	160,000	159,200
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009	328,000	342,760
Scientific Games Corp. company guaranty 6 1/4s, 2012	175,000	172,813
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	260,000	274,300
Standard Pacific Corp. sr. notes 7s, 2015	115,000	110,400
Standard Pacific Corp. sr. notes 6 1/2s, 2008	55,000	55,000
Station Casinos, Inc. sr. notes 6s, 2012	259,000	251,230
Technical Olympic USA, Inc. company guaranty 9s, 2010	145,000	142,825
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	150,000	156,375
Texas Industries, Inc. sr. unsecd. notes 7 1/4s, 2013	310,000	316,200
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	300,000	305,250
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	345,000	345,000
TRW Automotive, Inc. sr. notes 9 3/8s, 2013	270,000	289,913
TRW Automotive, Inc. sr. sub. notes 11s, 2013	160,000	175,400
UCI Holdco, Inc. 144A sr. notes 12.37s, 2013 ‡‡	200,000	204,500
United Auto Group, Inc. 144A sr. sub. notes 7 3/4s, 2016	180,000	183,150
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	446,000	454,920
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	130,000	123,500
Wimar Opco, LLC. 144A sr. sub. notes 9 5/8s, 2014	525,000	528,281
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
1st mtge. 6 5/8s, 2014	365,000	361,350
Yankee Acquisition Corp. 144A sr. notes 8 1/2s, 2015	80,000	81,800
Yankee Acquisition Corp. 144A sr. sub. notes 9 3/4s, 2017	40,000	41,000
		15,300,063

Consumer Staples (6.7%)
Adelphia Communications zero %, 2010	20,000	5,950
Adelphia Communications zero %, 2008	235,000	70,500
Affinion Group, Inc. company guaranty 11 1/2s, 2015	135,000	146,475
Affinion Group, Inc. company guaranty 10 1/8s, 2013	335,000	361,800
Affinity Group, Inc. sr. sub. notes 9s, 2012	360,000	367,200
AMC Entertainment, Inc. company guaranty 11s, 2016	217,000	246,566

CORPORATE BONDS AND NOTES (39.8%)* continued
	Principal amount	Value

Consumer Staples continued
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	$117,000	$119,925
Atlantic Broadband Finance, LLC company guaranty
9 3/8s, 2014	285,000	292,125
Avis Budget Car Rental, LLC 144A sr. notes 7 3/4s, 2016	150,000	152,250
Avis Budget Car Rental, LLC 144A sr. notes 7 5/8s, 2014	100,000	101,500
Buffets, Inc. company guaranty 12 1/2s, 2014	375,000	393,750
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	100,000	101,500
CCH I, LLC/Capital Corp. sec. notes 11s, 2015	692,000	719,680
CCH II, LLC/Capital Corp. sr. notes Ser. B, 10 1/4s, 2010	430,000	451,500
CCH, LLC/Capital Corp. sr. notes 10 1/4s, 2010	280,000	294,700
Chiquita Brands International, Inc. sr. notes 8 7/8s, 2015	30,000	28,500
Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014	380,000	343,900
Church & Dwight Co., Inc. company guaranty 6s, 2012	130,000	127,075
Cinemark USA, Inc. sr. sub. notes 9s, 2013	55,000	58,438
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	325,000	291,688
Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008	115,000	117,013
Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012	10,000	10,400
CSC Holdings, Inc. debs. Ser. B, 8 1/8s, 2009	3,000	3,105
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	255,000	262,013
CSC Holdings, Inc. 144A sr. notes 6 3/4s, 2012	205,000	202,950
Dean Foods Co. company guaranty 7s, 2016	240,000	247,800
Del Monte Corp. company guaranty 6 3/4s, 2015	105,000	103,425
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	270,000	283,500
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	375,000	360,469
Domino’s, Inc. sr. sub. notes 8 1/4s, 2011	106,000	111,141
Echostar DBS Corp. company guaranty 7s, 2013	155,000	159,263
Echostar DBS Corp. company guaranty 6 5/8s, 2014	30,000	30,300
Echostar DBS Corp. sr. notes 6 3/8s, 2011	430,000	432,150
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	155,000	158,875
Hertz Corp. company guaranty 8 7/8s, 2014	185,000	199,338
Intelsat Intermediate Holding Co., Ltd. company guaranty
stepped-coupon zero % (9 1/4s, 2/1/10), 2015 (Bermuda) ††	70,000	57,925
Ion Media Networks, Inc. 144A sec. FRN 11.61s, 2013	95,000	99,275
Ion Media Networks, Inc. 144A sec. FRN 8.61s, 2012	120,000	122,100
Jarden Corp. company guaranty 7 1/2s, 2017	155,000	157,131
LIN Television Corp. company guaranty Ser. B, 6 1/2s, 2013	315,000	307,125
Marquee Holdings, Inc. sr. disc.
notes stepped-coupon zero % (12s, 8/15/09), 2014 ††	185,000	162,800
Nutro Products, Inc. 144A sr. notes FRN 9.4s, 2013	340,000	353,175
Pathmark Stores, Inc. company guaranty 8 3/4s, 2012	335,000	344,631
Pilgrim’s Pride Corp. sr. unsec 7 5/8s, 2015	356,000	352,440
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	375,000	403,125
Playtex Products, Inc. sec. notes 8s, 2011	480,000	501,600
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	457,000	472,995
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012	205,000	217,813
Rainbow National Services, LLC 144A sr. sub. debs.
10 3/8s, 2014	75,000	84,000
Rental Services Corp. 144A bonds 9 1/2s, 2014	115,000	122,475

CORPORATE BONDS AND NOTES (39.8%)* continued
	Principal amount	Value

Consumer Staples continued
Rite Aid Corp. company guaranty 7 1/2s, 2015	$105,000	$104,475
Rite Aid Corp. sec. notes 8 1/8s, 2010	115,000	118,019
Sirius Satellite Radio, Inc. sr. unsecd. notes 9 5/8s, 2013	180,000	181,800
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	350,000	297,938
Spectrum Brands, Inc. sr. sub. notes 8 1/2s, 2013	90,000	82,800
Swift & Co. company guaranty 10 1/8s, 2009	245,000	251,738
Swift & Co. sr. sub. notes 12 1/2s, 2010	165,000	172,838
United Rentals NA, Inc. company guaranty 6 1/2s, 2012	100,000	100,500
United Rentals NA, Inc. sr. sub. notes 7s, 2014	345,000	346,725
Universal City Florida Holding Co. sr. notes 8 3/8s, 2010	290,000	300,875
Universal City Florida Holding Co. sr. notes FRN 10.11s, 2010	107,000	110,745
Young Broadcasting, Inc. company guaranty 10s, 2011	264,000	262,020
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	70,000	65,800
		13,511,647

Energy (3.7%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	445,000	437,213
Bluewater Finance, Ltd. company guaranty 10 1/4s, 2012
(Cayman Islands)	76,000	79,230
Chaparral Energy, Inc. 144A sr. notes 8 7/8s, 2017	160,000	163,200
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	240,000	235,800
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	60,000	62,550
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	190,000	198,075
Chesapeake Energy Corp. sr. notes 7s, 2014	250,000	256,875
Complete Production Services, Inc. 144A sr. notes 8s, 2016	270,000	276,075
Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	395,000	387,100
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	120,000	116,100
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	100,000	101,000
Dresser-Rand Group, Inc. company guaranty 7 3/8s, 2014	27,000	27,405
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014	60,000	55,350
Encore Acquisition Co. sr. sub. notes 6s, 2015	213,000	190,635
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	235,000	237,938
Forest Oil Corp. sr. notes 8s, 2011	135,000	140,738
Hanover Compressor Co. sr. notes 9s, 2014	90,000	97,650
Hanover Equipment Trust sec. notes Ser. B, 8 3/4s, 2011	40,000	41,600
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	365,000	352,225
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. notes
9s, 2016	320,000	340,800
Inergy LP/Inergy Finance Corp. sr. notes 6 7/8s, 2014	485,000	477,725
Massey Energy Co. sr. notes 6 5/8s, 2010	385,000	389,813
Newfield Exploration Co. sr. notes 7 5/8s, 2011	150,000	158,063
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	210,000	208,425
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	95,000	99,614
Peabody Energy Corp. company guaranty 7 3/8s, 2016	95,000	99,275
Peabody Energy Corp. sr. notes 5 7/8s, 2016	180,000	171,000
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	440,000	467,500
Pogo Producing Co. sr. sub. notes 7 7/8s, 2013	95,000	96,188

CORPORATE BONDS AND NOTES (39.8%)* continued
	Principal amount	Value

Energy continued
Pogo Producing Co. sr. sub. notes 6 7/8s, 2017	$185,000	$180,375
Pride International, Inc. sr. notes 7 3/8s, 2014	210,000	215,250
Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec 9 3/4s, 2015	200,000	209,000
Targa Resources, Inc. 144A company guaranty 8 1/2s, 2013	410,000	416,150
Whiting Petroleum Corp. company guaranty 7s, 2014	575,000	567,813
		7,553,750

Financial (1.2%)
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)	60,000	60,300
E*Trade Financial Corp. sr. unsec. notes 8s, 2011	230,000	240,925
Finova Group, Inc. notes 7 1/2s, 2009	210,000	61,950
General Motors Acceptance Corp. notes 7 3/4s, 2010	555,000	573,325
General Motors Acceptance Corp. notes 7s, 2012	75,000	76,227
General Motors Acceptance Corp. notes 6 7/8s, 2012	520,000	523,963
General Motors Acceptance Corp. notes 6 3/4s, 2014	570,000	568,474
General Motors Acceptance Corp. notes 5 1/8s, 2008	135,000	133,285
General Motors Acceptance Corp. sr. unsub. notes
5.85s, 2009	270,000	267,843
		2,506,292

Health Care (2.7%)
Accellent, Inc. company guaranty 10 1/2s, 2013	320,000	332,800
AMR Holding Co., Inc./EmCare Holding Co., Inc.
sr. sub. notes 10s, 2015	320,000	352,000
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	123,000	123,615
DaVita, Inc. company guaranty 6 5/8s, 2013	285,000	284,288
HCA, Inc. notes 6 3/8s, 2015	65,000	56,063
HCA, Inc. sr. notes 6.95s, 2012	70,000	67,200
HCA, Inc. 144A sec. notes 9 1/4s, 2016	600,000	642,750
HCA, Inc. 144A sec. sr. notes 9 5/8s, 2016 ‡‡	285,000	307,800
Health Management Associates, Inc. sr. notes 6 1/8s, 2016	365,000	358,120
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012	321,000	295,320
Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	50,000	49,500
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	155,000	149,381
Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	360,000	365,400
Select Medical Corp. company guaranty 7 5/8s, 2015	395,000	347,600
Service Corporation International sr. notes 7s, 2017	65,000	65,650
Service Corporation International sr. notes 6 3/4s, 2016	180,000	179,550
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	340,000	328,100
Tenet Healthcare Corp. notes 7 3/8s, 2013	265,000	247,775
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	130,000	132,275
Universal Hospital Services, Inc. sr. notes 10 1/8s,
2011 (Canada)	100,000	106,250
US Oncology, Inc. company guaranty 9s, 2012	160,000	169,200
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	210,000	215,775
Ventas Realty LP/Capital Corp. company guaranty
9s, 2012 (R)	65,000	73,044

CORPORATE BONDS AND NOTES (39.8%)* continued
	Principal amount	Value

Health Care continued
Ventas Realty LP/Capital Corp. company guaranty
6 3/4s, 2010 (R)	$75,000	$76,594
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	50,000	50,813
Ventas Realty LP/Capital Corp. sr. notes 6 1/2s, 2016 (R)	80,000	80,800
		5,457,663

Technology (2.9%)
Activant Solutions, Inc. company guaranty 9 1/2s, 2016	280,000	275,100
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	73,000	75,190
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	289,000	280,330
Avago Technologies Finance company guaranty 10 1/8s,
2013 (Singapore)	120,000	128,400
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	85,000	83,513
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	280,000	266,700
Compucom Systems, Inc. 144A sr. notes 12s, 2014	165,000	172,838
Freescale Semiconductor, Inc. 144A sr. notes 9 1/8s, 2014 ‡‡	220,000	223,025
Freescale Semiconductor, Inc. 144A sr. notes 8 7/8s, 2014	510,000	517,013
Freescale Semiconductor, Inc. 144A sr. sub. notes
10 1/8s, 2016 (S)	335,000	342,956
Iron Mountain, Inc. company guaranty 8 3/4s, 2018	70,000	74,725
Iron Mountain, Inc. company guaranty 8 5/8s, 2013	355,000	364,763
Iron Mountain, Inc. company guaranty 6 5/8s, 2016	45,000	43,200
Lucent Technologies, Inc. debs. 6.45s, 2029	355,000	323,050
Lucent Technologies, Inc. notes 5 1/2s, 2008	50,000	49,625
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)	90,000	84,600
Nortel Networks, Ltd. 144A company guaranty 10 3/4s,
2016 (Canada)	165,000	183,975
Nortel Networks, Ltd. 144A company guaranty FRN
9.61s, 2011 (Canada)	180,000	192,600
NXP BV/NXP Funding, LLC 144A sec. FRN 8.11s, 2013
(Netherlands)	170,000	173,825
NXP BV/NXP Funding, LLC 144A sec. notes 7 7/8s,
2014 (Netherlands)	275,000	283,938
Open Solutions, Inc. 144A sr. sub. notes 9 3/4s, 2015	290,000	299,425
SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	278,000	302,325
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	506,000	540,155
UGS Capital Corp. II 144A sr. notes 10.348s, 2011 ‡‡	84,036	85,507
UGS Corp. company guaranty 10s, 2012	240,000	262,800
Xerox Capital Trust I company guaranty 8s, 2027 (S)	100,000	102,125
Xerox Corp. company guaranty 9 3/4s, 2009	3,000	3,227
Xerox Corp. sr. notes 7 5/8s, 2013	41,000	44,492
Xerox Corp. sr. notes 6 7/8s, 2011	120,000	127,064
Xerox Corp. unsec. sr. notes 6 3/4s, 2017	55,000	58,140
		5,964,626

CORPORATE BONDS AND NOTES (39.8%)* continued
	Principal amount	Value

Transportation (0.3%)
CalAir, LLC/CalAir Capital Corp. company guaranty
8 1/8s, 2008	$230,000	$229,713
Kansas City Southern Railway Co. company guaranty
9 1/2s, 2008	275,000	287,719
		517,432

Utilities & Power (2.7%)
AES Corp. (The) sr. notes 8 7/8s, 2011	22,000	23,595
AES Corp. (The) 144A sec. notes 9s, 2015	175,000	187,469
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	240,000	256,800
CMS Energy Corp. sr. notes 8.9s, 2008	60,000	62,250
CMS Energy Corp. sr. notes 8 1/2s, 2011	70,000	75,950
CMS Energy Corp. sr. notes 7 3/4s, 2010	40,000	42,000
Colorado Interstate Gas Co. debs. 6.85s, 2037	95,000	102,816
Colorado Interstate Gas Co. sr. notes 5.95s, 2015	30,000	30,377
Dynegy-Roseton Danskamme company guaranty Ser. A,
7.27s, 2010	90,000	91,800
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	125,000	132,813
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	75,000	79,500
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	90,000	94,050
El Paso Corp. sr. notes 8.05s, 2030	115,000	128,800
El Paso Corp. sr. notes 7 3/8s, 2012	75,000	79,875
El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	85,000	92,756
El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	49,455
El Paso Production Holding Co. company guaranty
7 3/4s, 2013	360,000	376,200
Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	280,000	291,200
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	155,000	151,900
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	280,000	301,700
Mirant Americas Generation, Inc. sr. notes 8.3s, 2011	170,000	174,250
Mirant North America, LLC company guaranty 7 3/8s, 2013	230,000	236,325
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	155,000	169,144
Nevada Power Co. 2nd mtge. 9s, 2013	62,000	67,052
NRG Energy, Inc. company guaranty 7 3/8s, 2017	100,000	101,750
NRG Energy, Inc. sr. notes 7 3/8s, 2016	720,000	734,400
Orion Power Holdings, Inc. sr. notes 12s, 2010	125,000	145,000
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	110,000	112,403
SEMCO Energy, Inc. 144A sr. notes 7 3/4s, 2013	145,000	147,900
Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	35,000	36,163
Sierra Pacific Resources sr. notes 8 5/8s, 2014	165,000	178,685
Southern Union Co. jr. sub. FRB 7.2s, 2066	220,000	220,623
Teco Energy, Inc. notes 7.2s, 2011	35,000	37,100
Teco Energy, Inc. notes 7s, 2012	60,000	63,000
Teco Energy, Inc. sr. notes 6 3/4s, 2015	10,000	10,500
Tennessee Gas Pipeline Co. debs. 7s, 2028	15,000	16,415
Tennessee Gas Pipeline Co. unsec. notes 7 1/2s, 2017	40,000	44,961

CORPORATE BONDS AND NOTES (39.8%)* continued
	Principal amount	Value

Utilities & Power continued
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	$150,000	$164,438
Utilicorp United, Inc. sr. notes 9.95s, 2011	5,000	5,475
Williams Cos., Inc. (The) notes 8 3/4s, 2032	30,000	34,350
Williams Cos., Inc. (The) notes 8 1/8s, 2012	35,000	37,975
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	65,000	65,894
Williams Partners LP/ Williams Partners Finance Corp.
144A bonds 7 1/4s, 2017	75,000	78,750
		5,533,859

Total corporate bonds and notes (cost $78,408,489)		$80,456,906

CONVERTIBLE BONDS AND NOTES (14.3%)*
	Principal amount	Value

Capital Goods (1.2%)
DRS Technologies, Inc. 144A cv. unsec. notes 2s, 2026	$365,000	$389,638
GenCorp, Inc. cv. sub. notes 5 3/4s, 2007	2,030,000	2,085,825
		2,475,463

Communication Services (0.4%)
Charter Communications, Inc. cv. sr. notes 5 7/8s, 2009	500,000	711,250
Charter Communications, Inc. 144A cv. sr. notes 5 7/8s, 2009	130,000	184,925
		896,175

Consumer Cyclicals (2.7%)
Fleetwood Enterprises, Inc. cv. sr. sub. notes 5s, 2023	1,700,000	1,816,875
Pier 1 Imports, Inc. 144A cv. sr. unsub. notes stepped-coupon
6 3/8s (6 1/8s, 2/15/11) 2036 ††	1,541,000	1,467,803
Rewards Network, Inc. cv. sub. debs. 3 1/4s, 2023	1,300,000	1,202,500
WCI Communities, Inc. cv. sr. sub. notes 4s, 2023	900,000	896,625
		5,383,803

Consumer Staples (2.5%)
Nash Finch Co. cv. sr. sub. notes stepped-coupon
1.631s (zero %, 3/15/13) 2035 ††	6,170,000	2,629,963
Sinclair Broadcast Group, Inc. cv. bonds 6s, 2012	2,055,000	2,001,056
Sinclair Broadcast Group, Inc. cv. sr. sub. notes
stepped-coupon 4 7/8s (2s, 1/15/11) 2018 ††	420,000	406,350
		5,037,369

Energy (0.4%)
McMoRan Exploration Co. cv. sr. notes 6s, 2008	690,000	771,938

Health Care (1.1%)
CV Therapeutics, Inc. cv. sub. notes 3 1/4s, 2013	1,300,000	1,131,000
EPIX Medical, Inc. cv. sr. notes 3s, 2024	1,253,000	1,054,086
		2,185,086

CONVERTIBLE BONDS AND NOTES (14.3%)* continued
	Principal amount	Value

Technology (4.5%)
Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$532,000	$555,940
Agere Systems, Inc. cv. sub. notes 6 1/2s, 2009	980,000	1,003,275
Fairchild Semiconductor International, Inc. cv. company
guaranty 5s, 2008	980,000	968,975
Kulicke & Soffa Industries, Inc. cv. sub. notes 1/2s, 2008	2,050,000	1,862,938
Lucent Technologies, Inc. cv. sr. debs. Ser. B, 2 3/4s, 2025	450,000	487,125
Mentor Graphics Corp. cv. sub. notes FRN 7.01s, 2023	1,700,000	1,729,240
Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	200,000	164,500
Safeguard Scientifics, Inc. 144A cv. sr. notes 2 5/8s, 2024	2,800,000	2,303,000
		9,074,993

Transportation (0.8%)
JetBlue Airways Corp. cv. sr. bonds 3 1/2s, 2033	1,750,000	1,684,375

Utilities & Power (0.7%)
XCEL Energy, Inc. 144A cv. notes 7 1/2s, 2007	720,000	1,384,200

Total convertible bonds and notes (cost $26,516,131)		$28,893,402

UNITS (1.5%)*
	Units	Value

Elf Special Financing, Ltd. 144A cv. units FRN Ser. B, 5.71s,
2009 (Cayman Islands)	10	$1,237,100
Hercules, Inc. cv. units 6.50%, 2029	2,020	1,757,400

Total units (cost $2,614,009)		$2,994,500

COMMON STOCKS (1.0%)*
	Shares	Value

Adelphia Contingent Value Vehicle †	248,982	$20,840
Bohai Bay Litigation, LLC (Units) (F)	406	5,747
Contifinancial Corp. Liquidating Trust Units (F)	574,207	57
Hanover Compressor Co. †	51,146	1,122,655
Jarden Corp. †	3,570	130,769
Playtex Products, Inc. †	3,205	43,941
Pride International, Inc. †	4,547	130,954
Samsonite Corp.	155,734	155,734
Time Warner Cable, Inc. Class A †	3,771	146,126
WHX Corp. †	3,863	34,767
Williams Cos., Inc. (The)	6,420	173,147
XCL Warranty Escrow (F)	406	57,972

Total common stocks (cost $2,106,878)		$2,022,709

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)* (cost $156,553)
			Principal amount	Value

Argentina (Republic of ) FRB 5.475s, 2012			$168,750	$159,773

PREFERRED STOCKS (—%)* (cost $31,174)

			Shares	Value
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.			43	$53,750

WARRANTS (—%)* †
	Expiration	Strike
	date	price	Warrants	Value

Dayton Superior Corp. 144A (F)	6/15/09	$ 0.01	270	$3,945
MDP Acquisitions PLC 144A (Ireland)	10/1/13	EUR 0.001	119	3,332
Ubiquitel, Inc. 144A	4/15/10	$22.74	420	4

Total warrants (cost $28,984)				$7,281

SHORT-TERM INVESTMENTS (4.3%)*
			Principal amount/shares	Value

Putnam Prime Money Market Fund (e)			6,550,431	$6,550,431
Short-term investments held as collateral for loaned
securities with yields ranging from 5.29% to 5.46%
and due dates ranging from March 1, 2007 to
April 29, 2007 (d)			$2,185,889	2,181,810

Total short-term investments (cost $8,732,241)				$8,732,241

TOTAL INVESTMENTS

Total investments (cost $191,129,865)				$204,175,451

* Percentages indicated are based on net assets of $201,954,385.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2007 was $166,400 or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at February 28, 2007.

At February 28, 2007, liquid assets totaling $2,792,160 have been designated as collateral for open swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at February 28, 2007.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/07 (aggregate face value $546,699) (Unaudited)
		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$553,328	$546,699	3/22/07	$6,629

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/07 (aggregate face value $2,813,612) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation
Euro	$2,781,070	$2,813,612	3/22/07	$32,542

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/07 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ CDX NA HY
Series 7 Index	$20,250	$450,000	12/20/11	(325 bp)	$ 4,790

Citibank, N.A.
Ford Motor Co., 7.45%,
7/16/31	—	80,000	6/20/07	620 bp	2,332

Visteon Corp., 7%,
3/10/14	—	100,000	6/20/09	605 bp	7,529

Credit Suisse First Boston International
Ford Motor Co., 7.45%,
7/16/31	—	175,000	9/20/07	(487.5 bp)	(4,729)

Ford Motor Co., 7.45%,
7/16/31	—	210,000	9/20/08	725 bp	18,923

Ford Motor Co., 7.45%,
7/16/31	—	35,000	9/20/07	(485 bp)	(939)

Deutsche Bank AG
Ford Motor Co., 7.45%,
7/16/31	—	112,000	6/20/07	595 bp	2,903

Visteon Corp., 7%,
3/10/14	—	100,000	6/20/09	535 bp	4,611

Goldman Sachs Capital Markets, L.P.
Ford Motor Co., 7.45%,
7/16/31	—	80,000	6/20/07	630 bp	2,252

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	108,000	(a)	2.461%	9,117

General Motors Corp.,
7 1/8%, 7/15/13	—	175,000	9/20/08	620 bp	13,223

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/07 (Unaudited) continued
	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received**	amount	date	fund per annum	(depreciation)

Goldman Sachs International continued
General Motors Corp.,
7 1/8%, 7/15/13	$ —	$175,000	9/20/07	(427.5 bp)	$ (4,621)

General Motors Corp.,
7 1/8%, 7/15/13	—	35,000	9/20/07	(425 bp)	(917)

General Motors Corp.,
7 1/8%, 7/15/13	—	35,000	9/20/08	620 bp	2,639

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	40,000	9/20/11	(108 bp)	(554)

JPMorgan Chase Bank, N.A.
Ford Motor Co., 7.45%,
7/16/31	—	80,000	6/20/07	635 bp	2,392

Ford Motor Co., 7.45%,
7/16/31	—	100,000	6/20/07	665 bp	2,852

Ford Motor Co., 7.45%,
7/16/31	—	30,000	9/20/07	(345 bp)	(516)

Ford Motor Co., 7.45%,
7/16/31	—	30,000	9/20/08	550 bp	1,820

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/07	(350 bp)	(560)

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/08	500 bp	1,659

Lehman Brothers Special Financing, Inc.
Goodyear Tire & Rubber,
7.857%, 8/15/11	—	15,000	3/20/12	185 bp	(47)

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—	85,000	9/20/07	(345 bp)	(1,789)

Ford Motor Co., 7.45%,
7/16/31	—	85,000	9/20/08	570 bp	5,443

General Motors Corp.,
7 1/8%, 7/15/13	—	120,000	9/20/07	(335 bp)	(2,308)

General Motors Corp.,
7 1/8%, 7/15/13	—	120,000	9/20/08	500 bp	6,633

Morgan Stanley Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—	30,000	9/20/07	(345 bp)	(631)

Ford Motor Co., 7.45%,
7/16/31	—	30,000	9/20/08	560 bp	1,870

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/07	(335 bp)	(583)

General Motors Corp.,
7 1/8%, 7/15/13	—	30,000	9/20/08	500 bp	1,659

Total					$74,453

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/07 (Unaudited)

ASSETS

Investment in securities, at value, including $2,128,328 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $184,579,434)	$197,625,020
Affiliated issuers (identified cost $6,550,431) (Note 5)	6,550,431

Cash	6,788

Dividends, interest and other receivables	2,258,350

Receivable for securities sold	675,315

Unrealized appreciation on swap contracts (Note 1)	92,647

Receivable for open forward currency contracts (Note 1)	39,171

Receivable for closed forward currency contracts (Note 1)	16,815

Total assets	207,264,537

LIABILITIES

Distributions payable to shareholders	981,471

Payable for securities purchased	1,555,379

Payable for compensation of Manager (Notes 2 and 5)	331,872

Payable for investor servicing and custodian fees (Note 2)	30,326

Payable for Trustee compensation and expenses (Note 2)	79,076

Payable for administrative services (Note 2)	1,115

Premiums received on swap contracts (Note 1)	20,250

Unrealized depreciation on swap contracts (Note 1)	18,194

Collateral on securities loaned, at value (Note 1)	2,181,810

Other accrued expenses	110,659

Total liabilities	5,310,152

Net assets	$201,954,385

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$211,467,455

Undistributed net investment income (Note 1)	223,359

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(22,897,208)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	13,160,779

Total — Representing net assets applicable to capital shares outstanding	$201,954,385

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($201,954,385 divided by 21,546,967 shares)	$9.37

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/07 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $116,023
from investments in affiliated issuers) (Note 5)	$ 4,535,400

Dividends	2,183,106

Securities lending	46,285

Total investment income	6,764,791

EXPENSES

Compensation of Manager (Note 2)	670,719

Investor servicing fees (Note 2)	48,993

Custodian fees (Note 2)	64,914

Trustee compensation and expenses (Note 2)	13,039

Administrative services (Note 2)	10,549

Auditing fees	52,188

Other	79,044

Fees waived and reimbursed by Manager (Note 5)	(2,059)

Total expenses	937,387

Expense reduction (Note 2)	(3,086)

Net expenses	934,301

Net investment income	5,830,490

Net realized gain on investments (Notes 1 and 3)	2,818,612

Net increase from payments by affiliates (Note 2)	6,055

Net realized gain on swap contracts (Note 1)	59,599

Net realized loss on foreign currency transactions (Note 1)	(62,283)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	1,056

Net unrealized appreciation of investments
and swap contracts during the period	9,208,036

Net gain on investments	12,031,075

Net increase in net assets resulting from operations	$17,861,565

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Six months ended	Year ended
	2/28/07*	8/31/06

Operations:
Net investment income	$ 5,830,490	$ 11,892,110

Net realized gain on investments
and foreign currency transactions	2,821,983	7,421,921

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	9,209,092	(6,018,739)

Net increase in net assets resulting from operations	17,861,565	13,295,292

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income	(5,934,087)	(11,792,306)

Decrease from capital shares repurchased (Note 4)	(554,881)	(6,969,459)

Increase from payments by affiliates (Note 2)	—	404,272

Total increase (decrease) in net assets	11,372,597	(5,062,201)

NET ASSETS

Beginning of period	190,581,788	195,643,989

End of period (including undistributed net investment
income of $223,359 and $326,956, respectively)	$201,954,385	$190,581,788

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	21,616,241	22,519,551

Shares repurchased (Note 4)	(69,274)	(903,310)

Shares outstanding at end of period	21,546,967	21,616,241

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Six months ended**			Year ended
	2/28/07	8/31/06	8/31/05	8/31/04	8/31/03	8/31/02

Net asset value,
beginning of period	$8.82	$8.69	$8.37	$7.73	$6.56	$7.30

Investment operations:
Net investment income (a)	.27(d)	.54(d)	.52(d,g)	.57(d)	.58	.60

Net realized and unrealized
gain (loss) on investments	.56	.06	.36	.63	1.15	(.72)

Total from
investment operations	.83	.60	.88	1.20	1.73	(.12)

Less distributions:
From net investment income	(.28)	(.53)	(.56)	(.56)	(.56)	(.62)

Total distributions	(.28)	(.53)	(.56)	(.56)	(.56)	(.62)

Increase from repurchase of shares	—(e)	.04	—	—	—	—

Increase from payments by affiliates	—	.02(f )	—	—	—	—

Net asset value,
end of period	$9.37	$8.82	$8.69	$8.37	$7.73	$6.56

Market price,
end of period	$8.62	$7.87	$7.80	$7.62	$7.31	$6.35

Total return at
market price (%)(b)	13.16*	8.05	9.89	12.06	24.73	(6.77)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$201,954	$190,582	$195,644	$115,776	$106,934	$90,561

Ratio of expenses to
average net assets (%)(c)	.48*(d)	1.05(d)	1.06(d)	1.09(d)	1.13	1.10

Ratio of net investment income
to average net assets (%)	2.97*(d)	6.18(d)	6.13(d,g)	6.88(d)	8.20	8.65

Portfolio turnover (%)	21.26*	47.76	46.13	61.92	69.94	56.70

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2007, August 31, 2006, August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a voluntary reimbursement of $404,272 from Putnam Management relating to an operational error. The reimbursement had no impact on total return at market price and increased total return at net asset value by 0.24% (Note 2).

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/07 (Unaudited)

Note 1: Significant accounting policies

Putnam High Income Securities Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2007, the value of securities loaned amounted to $2,128,328. The fund received cash collateral of $2,181,810 which is pooled with collateral of other Putnam funds into 28 issues of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2006, the fund had a capital loss carryover of $25,677,813 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$6,254,785	August 31, 2009

9,828,332	August 31, 2010

9,594,696	August 31, 2011

The aggregate identified cost on a tax basis is $191,000,786, resulting in gross unrealized appreciation and depreciation of $15,938,420 and $2,763,755, respectively, or net unrealized appreciation of $13,174,665.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes through incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage of investment purposes through incurrence of indebtedness). This fee is based on the following annual rates: 0.70% of the first $500 million of average weekly assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average weekly assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $6,055 for a trading error which occurred during the period ended February 28, 2007. The effect of the losses incurred and the reimbursement by Putnam Management of such losses had no effect on total return.

During the year ended August 31, 2006, Putnam Management voluntarily reimbursed the fund $404,272 relating to an operational error that occurred during the prior fiscal year.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended February 28, 2007, the fund incurred $112,773 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2007, the fund’s expenses were reduced by $3,086 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $282, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $40,529,272 and $42,325,842, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six months ended February 28, 2007, the fund repurchased 69,274 common shares for an aggregate purchase price of $554,881, which reflects a weighted-average discount from net asset value per share of 9.8% .

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2007, management fees paid were reduced by $2,059 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $116,023 for the period ended February 28, 2007. During the period ended February 28, 2007, cost of purchases and proceeds of sales of investments in

Putnam Prime Money Market Fund aggregated $34,415,617 and $30,165,815, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting
results (Unaudited)

The annual meeting of shareholders of the fund was held on January 11, 2007.

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	19,321,122	568,396

Charles B. Curtis	19,335,526	553,992

Myra R. Drucker	19,336,293	553,225

Charles E. Haldeman, Jr.	19,341,606	547,912

John A. Hill	19,325,305	564,213

Paul L. Joskow	19,339,494	550,024

Elizabeth T. Kennan	19,338,779	550,739

Kenneth R. Leibler	19,331,503	558,015

Robert E. Patterson	19,320,976	568,542

George Putnam, III	19,335,875	553,643

W. Thomas Stephens	19,338,651	550,867

Richard B. Worley	19,333,988	555,530

A proposal to convert your fund to an open-end investment company was defeated as follows:

Votes for	Votes against	Abstentions	Broker non-votes

1,623,353	8,239,200	296,940	9,730,025

All tabulations are rounded to the nearest whole number.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund†
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,	The ten funds:
and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2025 Fund
investment portfolios that spread your	Putnam RetirementReady 2020 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2015 Fund
and money market investments.	Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	W. Thomas Stephens	Vice President
Richard B. Worley
Investment Sub-Manager		Richard S. Robie, III
Putnam Investments Limited	Officers	Vice President
57–59 St. James’s Street	George Putnam, III
London, England SW1A 1LD	President	Francis J. McNamara, III
Vice President and
Marketing Services	Charles E. Porter	Chief Legal Officer
Putnam Retail Management	Executive Vice President,
One Post Office Square	Principal Executive Officer,	Robert R. Leveille
Boston, MA 02109	Associate Treasurer and	Chief Compliance Officer
Compliance Liaison
Custodians		Mark C. Trenchard
Putnam Fiduciary Trust	Jonathan S. Horwitz	Vice President and
Company, State Street Bank	Senior Vice President	BSA Compliance Officer
and Trust Company	and Treasurer
Judith Cohen
Legal Counsel	Steven D. Krichmar	Vice President, Clerk and
Ropes & Gray LLP	Vice President and	Assistant Treasurer
Principal Financial Officer
Trustees		Wanda M. McManus
John A. Hill, Chairman	Janet C. Smith	Vice President, Senior Associate
Jameson Adkins Baxter,	Vice President, Principal	Treasurer and Assistant Clerk
Vice Chairman	Accounting Officer and
Charles B. Curtis	Assistant Treasurer	Nancy E. Florek
Myra R. Drucker		Vice President, Assistant Clerk,
Charles E. Haldeman, Jr.	Susan G. Malloy	Assistant Treasurer and
Paul L. Joskow	Vice President and	Proxy Manager
Assistant Treasurer

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

SA710 242598 4/07

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Registrant Purchase of Equity Securities
Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

September 1 -
September 30,
2006	60,874	$7.99	60,874	1,287,771

October 1 -
October 31,
2006	8,400	$8.13	8,400	1,279,371

November 1 -
November 30,
2006	-	-	-	1,279,371

December 1 -
December 31,
2006	-	-	-	1,279,371

January 1 -
January 31,
2007	-	-	-	1,279,371

February 1 -
February 28,
2007	-	-	-	1,279,371

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 1,125,978 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. . On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 2,251,955 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred.  Also effective January 1, 2007, the fund's investment manager, Putnam Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Strategies Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 27, 2007
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 27, 2007